--------------------------------------------------------------------------------
THE BLACKROCK 1998 TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998 (IN LIQUIDATION)
--------------------------------------------------------------------------------

ASSETS
Federal Home Loan Mortgage Corp., Discount
  Note, 4.70%, 01/04/99 cost ($569,702) . .    $ 569,702
Cash ........................................      6,414
                                                --------
                                                 576,116
                                                --------
LIABILITIES
Investment advisory fee payable (Note 2) ....    142,117
Administration fee payable (Note 2) .........     27,284
Other accrued expenses ......................    207,453
                                                --------
                                                 376,854
                                                --------
NET ASSETS ..................................   $199,262
                                                ========

Net assets were comprised of:
  Paid in capital in excess of par ..........   $199,262
                                                ========

--------------------------------------------------------------------------------
THE BLACKROCK 1998 TERM TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998 (IN LIQUIDATION)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME

Income
  Interest (net of premium amortization of
    $1,457,383 and interest expense
    of $153,473) .........................   $32,253,698
                                             -----------
Operating Expenses
  Investment advisory ....................     2,296,487
  Administration .........................       459,289
  Reports to shareholders ................       128,000
  Custodian ..............................       114,000
  Audit ..................................        60,000
  Directors ..............................        54,000
  Transfer agent .........................        54,000
  Miscellaneous ..........................       199,764
                                             -----------
    Total operating expenses .............     3,365,541
                                             -----------
Net investment income ....................    28,888,158
                                             -----------

REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS (NOTE 3)
Net realized gain (loss) on:
  Investments ............................    (2,729,546)
  Interest rate swaps ....................     3,870,180
                                             -----------
                                               1,140,634
                                             -----------

Net change in unrealized appreciation
  (depreciation) on:
  Investments ............................     2,203,086
  Interest rate swaps ....................    (1,012,806)
                                             -----------
                                               1,190,280
                                             -----------
Net gain on investments ..................     2,330,914
                                             -----------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ..............   $31,219,072
                                             ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK 1998 TERM TRUST INC.
STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 1998 (IN LIQUIDATION)
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH
 Cash flows provided by operating activities:
  Interest Received .........................   $  40,815,883
  Operating expenses paid ...................      (3,504,670)
  Interest expense paid .....................        (153,473)
  Sale of short-term portfolio
    investments, net ........................      22,428,631
  Purchase of long-term portfolio investments    (146,246,769)
  Proceeds from disposition of long-term
    portfolio investments ...................     701,325,923
                                                -------------
  Net cash flows provided by
    operating activities ....................     614,665,525
                                                -------------
Cash flows used for financing activities:
  Cash distributions paid ...................    (615,633,753)
                                                -------------
Net decrease in cash ........................        (968,228)
Cash at beginning of year ...................         974,642
                                                -------------

CASH AT END OF YEAR .........................          $6,414
                                                =============


RECONCILIATION OF NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS TO NET CASH FLOWS
PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from
  operations .................................  $  31,219,072
                                                 ------------
Decrease in investments ......................    573,961,114
Net realized gain ............................     (1,140,634)
Increase in unrealized appreciation ..........      1,190,280
Decrease in interest receivable ..............      8,562,185
Decrease in appreciation of interest rate swap      1,012,806
Decrease in accrued expenses and other
  liabilities ................................       (139,298)
                                                 ------------
  Total adjustments ..........................    583,446,453
                                                 ------------
Net cash provided by operating activities ....  $ 614,665,525
                                                =============

--------------------------------------------------------------------------------
THE BLACKROCK 1998 TERM TRUST INC.
STATEMENTS OF CHANGES
IN NET ASSETS (IN LIQUIDATION)
--------------------------------------------------------------------------------

                                             YEAR ENDED DECEMBER 31,
                                               1998          1997
                                          -------------  -----------

INCREASE (DECREASE) IN
  NET ASSETS

Operations:

  Net investment income ...........   $  28,888,158    $ 33,640,074
  Net realized gain (loss)
    on investments ................       1,140,634      (2,255,987)
  Net change in
    unrealized appreciation .......       1,190,280       1,976,403
                                      -------------    ------------

  Net increase
    in net assets
    resulting from operations .....      31,219,072      33,360,490

DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net
    investment income .............     (61,851,724)    (26,887,924)
  Distribution from capital gains .      (1,066,292)          --
  Return of Capital ...............        (586,605)          --
  Return of Capital in
    excess of par .................    (552,129,132)          --
                                       -------------    ------------
  Total dividends and distributions    (615,633,753)    (26,887,924)
  Total increase (decrease) .......    (584,414,681)      6,472,566

NET ASSETS

Beginning of year                       584,613,943     578,141,377
                                        -----------     -----------
End of year                             $   199,262    $584,613,943
                                        ===========     ===========

--------------------------------------------------------------------------------
THE BLACKROCK 1998 TERM TRUST INC.
FINANCIAL HIGHLIGHTS (IN LIQUIDATION)
--------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                                                              YEAR ENDED DECEMBER 31,
                                                                1998**     1997       1996       1995        1994
                                                                ----       ----       ----       ----        ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year ........................    $ 9.97     $ 9.86      $ 9.79     $ 8.97      $ 9.91
                                                               ------     ------      ------     ------      ------
  Net investment income (net of $0.003, $0.16, $0.27,
    $0.29 and $0.13 respectively, of interest expense) .....     0.49       0.58        0.55       0.68        0.58
  Net realized and unrealized gain (loss) ..................     0.03      (0.01)       0.02       0.67       (0.89)
                                                               ------      ------     ------      -----       ------
Net increase (decrease) from investment operations .........     0.52       0.57        0.57       1.35       (0.31)
                                                               ------      ------     ------      -----       ------
Dividends from net investment income ......................     (1.05)     (0.46)      (0.50)     (0.53)      (0.63)
                                                               ------      ------     ------      -----       ------
Distribution from capital gains ...........................     (0.02)
Return of capital .........................................     (0.01)
Return of capital in excess of par ........................     (9.41)
Net asset value, end of year* .............................       --      $ 9.97      $ 9.86     $ 9.79      $ 8.97
                                                               ======     ======      ======     ======      ======
Market value, end of year* ................................    $10.00     $ 9.75      $ 9.38     $ 8.88      $ 8.00
                                                               ======     ======      ======     ======      ======
TOTAL INVESTMENT RETURN : .................................     13.52%      9.07%      11.46%     17.73%     (15.15%)
                                                               ======     ======      ======     ======      ======
RATIOS TO AVERAGE NET ASSETS:
Operating expenses @ ......................................      0.60%      0.63%       0.67%      0.67%       0.81%
Net investment income .....................................      5.11%      5.79%       5.65%      7.21%       6.21%
SUPPLEMENTAL DATA:
Average net assets (in thousands) .........................  $564,848   $580,776    $574,738   $555,561    $546,853
Portfolio turnover ........................................        35%        30%        225%       136%        193%
Net assets, end of year (in thousands) ....................     $ 199   $584,614    $578,141   $574,420    $526,373
Reverse repurchase agreements outstanding, end of year
  (in thousands) ..........................................      --         --      $213,466   $240,871    $175,091
Asset coverage ............................................      --         --      $  3,708   $  3,385    $  4,006

_________________
   * Net asset value and market value are published in The Wall Street Journal each Monday.
  ** On December 23, 1998 substantially all of the Trust's assets were distributed to shareholders and all outstanding shares were redeemed. Per share operating performance for the year ended December 31, 1998 has been calculated based on the average number of shares outstanding for the period ended December 23, 1998 of 58,660,527.
   @ The ratios of operating expenses, including interest expense, to average net assets were 0.62%, 2.23%, 3.44%, 3.76%, and 2.19% for the years indicated above, respectively. The ratios of operating expenses, including interest expense and excise tax, to average net assets were 0.62%, 2.23%, 3.65%, 3.85%, and 2.28% for the years indicated above, respectively. Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each years reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions. Per $1,000 of reverse repurchase agreement outstanding.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

--------------------------------------------------------------------------------
THE BLACKROCK 1998 TERMTRUST INC.
NOTES TO FINANCIAL STATEMENTS (IN LIQUIDATION)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES The BlackRock 1998 Term Trust Inc. (the "Trust"), a Maryland corporation, is a diversified closed-end management investment company. The investment objective of the Trust was to manage a portfolio of investment grade fixed income securities so as to return at least $10 per share (the initial public offering price per share) to investors on or shortly before December 31, 1998 while providing high monthly income. On December 23, 1998 a liquidating distribution of $10.02 per share was made whereby substantially all of the Trust's assets were distributed to shareholders and all outstanding shares were redeemed. The remaining assets will be used to pay expenses incurred but not yet paid. Any assets remaining subsequent to this will be distributed to the Trust's former shareholders.

The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities on the basis of current market quotations provided by dealers of pricing services approved by the Trust's Board of Directors.

INTEREST RATE SWAPS: In an interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

The Trust is exposed to credit loss in the event of non-performance by the other
party  to  the  mortgage   swap.   However,   the  Trust  does  not   anticipate
non-performance by any counterparty.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions were recorded on the trade date. Realized and unrealized gains and losses were calculated on the identified cost basis. Interest income was recorded on the accrual basis and the Trust accreted discount and amortized premium on securities purchased using the interest method. Expenses were recorded on the accrual basis which required the use of certain estimates by management.

TAXES: It was the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision was required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declared and paid dividends and distributions monthly, first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards were distributed at least annually. Dividends and distributions were recorded on the ex- dividend date.
     Income distributions and capital gain distributions were determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affected the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could have differed from those estimates.

NOTE 2. AGREEMENTS The Trust had an Investment Advisory Agreement with BlackRock Financial Management Inc. (the "Adviser"), a wholly-owned corporate subsidiary of BlackRock Advisors, Inc., which is an indirect majority-owned subsidiary of PNC Bank, N.A., and an Administration Agreement with Prudential Investments Fund Management LLC, ("PIFM") an indirect wholly-owned subsidiary of The Prudential Insurance Co. of America. The investment advisory fee paid to the Adviser was computed weekly and payable monthly at an annual rate of 0.40% of the Trust's average weekly net assets.
     The Investment Advisory Agreement terminated onDecember 23, 1998 in conjunction with the liquidation of the Trust. The administration fee paid to PIFM was also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net assets. The Administration Agreement terminated on December 23, 1998 in conjunction with the liquidation of the Trust.
     Pursuant to the Agreements, the Adviser Provided Continuous Supervision of the Investment Portfolio and Paid the Compensation of Officers of the Trust Who Were Affiliated Persons of the Adviser. Pifm Paid Occupancy and Certain Clerical and Accounting Costs of the Trust. the Trust Bore All Other Costs and Expenses.

Note 3. PORTFOLIO Purchases and sales of SECURITIES investment securities, other than short-term investments, and dollar rolls for the year ended December 31, 1998 aggregated $146,246,769 and $704,564,851, respectively

--------------------------------------------------------------------------------
THE BLACKROCK 1998 TERMTRUST INC. NOTES TO FINANCIAL STATEMENTS (IN LIQUIDATION)
--------------------------------------------------------------------------------

   The federal income tax basis of the Trust's investments at December 31, 1998 was substantially the same as for financial reporting purposes and, accordingly, there was no net realized appreciation for federal income tax purposes.

   For federal income tax purposes, the Trust had a capital loss carryforward that expired on December 31, 1998.

NOTE 4. BORROWINGS REVERSE REPURCHASE AGREEMENTS: The Trust entered into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding was based upon competitive market rates at the time of issuance. At the time the Trust entered into a reverse repurchase agreement, it established and maintained a segregated account with the lender, the value of which at least equaled the principal amount of the reverse repurchase transaction, including accrued interest.

     The average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 1998 was approximately $2,747,910 at a weighted average interest rate of approximately 5.59%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the year ended December 31, 1998 was $22,719,125 on January 31, 1998 which was 3.73% of total assets.

NOTE 5. CAPITAL There were 200 million shares of $.01 par value common stock authorized. Prior to the liquidation of the Trust on December 23, 1998, there were 58,660,527 shares outstanding of which 10,527 shares were owned by the Adviser.

--------------------------------------------------------------------------------
               THE BLACKROCK 1998 TERM TRUST INC. (INLIQUIDATION)
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To BlackRock Financial Management Inc.

We have audited the accompanying statement of assets and liabilities of The BlackRock 1998 Term Trust Inc. (In Liquidation) as of December 31, 1998, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by Management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The BlackRock 1998 TermTrust Inc. (In Liquidation) has changed its basis of accounting from the going concern basis to the liquidation basis effective December 23, 1998 (see Note 1). In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock 1998 Term Trust Inc. (In Liquidation) as of December 31, 1998, and the results of its operations, its cash flows, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles. This report is intended solely for the information and use of BlackRock Financial Management Inc. ("BFM") and is not intended to be and should not be used by anyone other than BFM.


/s/ Deloitte & Touche LLP
-------------------------------
Deloitte & Touche LLP

New York, New York
February 12, 1999

--------------------------------------------------------------------------------
                         THE BLACKROCK 1998 TERM TRUST INC.
                                  TAX INFORMATION
--------------------------------------------------------------------------------

     We wish to advise you as to the federal tax status of dividends and distributions paid by the Trust during the fiscal year ended December 31, 1998.
     During the fiscal year ended December 31, 1998, the Trust paid dividends of $10.495 per share. All distributions paid by the Trust during 1998 are classified as a return of capital for tax purposes. All twelve monthly distributions paid ($0.475/share) are reported as cash liquidation distributions (Form 1099-DIV Box 8) and the liquidating distribution ($10.02/Share) is reported on Form 1099-B. Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.

     For the purpose of preparing your 1998 annual federal income tax return, you should report the amounts as reflected on the appropriate Form 1099 which was mailed to you in January 1999.


--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      YEAR 2000 READINESS DISCLOSURE. The Trust is currently in the process of evaluating its information technology infrastructure for Year 2000 compliance. Substantially all of the Trust's information systems are supplied by the Adviser. The Adviser has advised the Trust that it is currently evaluating whether such systems are year 2000 compliant and that it expects to incur costs of up to approximately five hundred thousand dollars to complete such evaluation and to make any modifications to its systems as may be necessary to achieve Year 2000 compliance. The Adviser has advised the Trust that it has fully tested its systems for Year 2000 compliance. The Trust may be required to bear a portion of such cost incurred by the Adviser in this regard. The Adviser has advised the Trust that it does not anticipate any material disruption in the operations of the Trust as a result of any failure by the Adviser to achieve Year 2000 compliance. There can be no assurance that the costs will not exceed the amount referred to above or that the Trust will not experience a disruption in operations.

      The Adviser has advised the Trust that it is in the process of evaluating the Year 2000 compliance of various suppliers of the Adviser and the Trust. The Adviser has advised the Trust that it intends to communicate with such suppliers to determine their Year 2000 compliance status and the extent to which the Adviser or the Trust could be affected by any supplier's Year 2000 compliance issues. To date, however, the Adviser has not received responses from all such suppliers with respect to their Year 2000 compliance, and there can be no assurance that the systems of such suppliers, who are beyond the Trust's control, will be Year 2000 compliant. In the event that any of the Trust's significant suppliers do not successfully and timely achieve Year 2000 compliance, the Trust's business or operations could be adversely affected. The Adviser has advised the Trust that it is in the process of preparing a contingency plan for Year 2000 compliance by its suppliers. There can be no assurance that such contingency plan will be successful in preventing a disruption of the Trust's operations.

      The  Trust is  designating  this  disclosure  as its Year  2000  readiness disclosure for all purposes under the Year 2000 Information and Readiness Disclosure Act and the foregoing information shall constitute a Year 2000 statement for purposes of that Act.

BlackRock

DIRECTORS
Laurence D. Fink, Chairman
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, President
Scott Amero, Vice President
Keith T. Anderson, Vice President
Michael C. Huebsch, Vice President
Robert S. Kapito, Vice President
Richard M. Shea, Vice President/Tax
Henry Gabbay, Treasurer
James Kong, Assistant Treasurer
Karen H. Sabath, Secretary

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ  10702-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                       THE BLACKROCK 1998 TERM TRUST INC.
                 c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 10702-4077
                                 (800) 227-7BFM

                                                                     09247N-10-3
The BlackRock
1998 Term
Trust Inc.
  (In Liquidation)
--------------------------------------------------------------------------------
Annual Report
December 31, 1998